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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 23, 2000
                                                         ---------------

                             John H. Harland Company
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Georgia                    1-6352                    58-0278260
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

      2939 Miller Road, Decatur, Georgia                          30035
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (770) 981-9460
                                                    --------------


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Item 2.  Acquisition or Disposition of Assets

         On August 23, 2000, JH Acquisition Corp.(the "Offeror"), an Oregon corporation and a wholly owned subsidiary of John H. Harland Company ("Harland"), acquired approximately 5,287,029 shares (including 104,934 shares tendered pursuant to notices of guaranteed delivery) of common stock, no par value (the "Shares"), of Concentrex Incorporated, an Oregon corporation ("Concentrex"). These acquired Shares represented approximately 94.3% of Concentrex's outstanding shares and were acquired pursuant to a cash tender offer made to all holders of outstanding Shares for a price of $7.00 per Share, upon the terms and subject to the conditions set forth in the offer to purchase and in the related letter of transmittal (which, together with any amendments or supplements thereto, collectively constituted the "Offer"), each dated July 21, 2000. The Offer, which commenced on July 21, 2000, expired at 12:00 midnight on Tuesday, August 22, 2000.

         Concentrex, based in Portland, Oregon, is a leading provider of technology-powered solutions to deliver financial services, including a broad range of traditional software and services integrated with e-commerce solutions. Concentrex serves over 5,500 financial institutions of all types and sizes in the United States. Concentrex has major offices in 11 additional cities across the country.

         On August 25, 2000, upon Harland's request pursuant to an agreement and plan of merger (the "Merger Agreement"), dated as of July 17, 2000, among Harland, the Offeror and Concentrex and in accordance with the Oregon Business Corporation Act (the "OBCA"), the parties to the Merger Agreement effected a merger between the Offeror and Concentrex (the "Merger") without a meeting of Concentrex's stockholders in accordance with Section 60.491 of the OBCA. Following the Merger, Concentrex continued as the surviving corporation (the "Surviving Corporation") and became a wholly owned subsidiary of Harland, and the separate corporate existence of the Offeror ceased. As of the effective time of the Merger (the "Effective Time"), each Share outstanding immediately prior to the Effective Time (other than Shares owned by Harland or any other direct or indirect wholly owned subsidiary of Harland, which were canceled) was converted into the right to receive from the Surviving Corporation the offer price of $7.00 net to the seller in cash, less any required withholding taxes and without interest thereon (the "Offer Price"). The Offer Price was determined through negotiations between Concentrex's management and Harland's management.

         The total amount of funds required to purchase all outstanding Shares (on a fully diluted basis) pursuant to the Offer and to pay estimated fees and expenses related to the Offer and the Merger was approximately $140 million. The Offeror obtained all funds needed for the Offer and the Merger through capital contributions or advances made by Harland. Harland obtained approximately $50 million of the funds for such capital contributions or advances from its available cash and from working capital and the remainder from a new credit facility between Harland, SunTrust Bank ("SunTrust"), SunTrust Equitable Corporation ("SunTrust Equitable") and other lenders from time to time party thereto.

         The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the offer to purchase, which was filed by Harland and the Offeror as an exhibit to their tender offer statement on Schedule TO, as amended, and which is incorporated by reference herein as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Offer and the scheduled date for the Merger, also filed by Harland and the Offeror as an exhibit to their tender offer statement on the Schedule TO, as amended, is incorporated by reference herein as Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 5. Other events.

         On August 23, 2000, SunTrust, Harland and the lenders from time to time party thereto entered into a Revolving Credit Agreement (the "Credit Agreement") with respect to a $325,000,000 senior revolving credit facility (the "Credit Facility"). SunTrust initially underwrote the Credit Facility through a commitment of $225,000,000 and, together with SunTrust Equitable, will subsequently arrange a


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syndicate of lenders to issue commitments to Harland to establish the remaining portion of the Credit Facility and to reduce the SunTrust commitment. Under the Credit Agreement, SunTrust Equitable will manage all aspects of the syndication, in consultation with SunTrust and Harland where commercially reasonable, including the timing of all offers to potential lenders, the allocation of commitments and the determination of compensation and titles given, if any, to such lenders. The Credit Facility is unsecured, but Harland has agreed that it will not pledge any of its assets to other creditors (subject to customary exceptions). The terms of the Credit Agreement also contain conditions precedent, representations, warranties, covenants, events of default and other provisions customary for such financings. The Credit Facility will terminate on August 23, 2005.

         In connection with the Credit Agreement, SunTrust, as administrative agent, Harland and certain domestic subsidiaries of Harland entered into an Indemnity, Subrogation and Contribution Agreement dated as of August 23, 2000. Also, SunTrust, as administrative agent, and certain domestic subsidiaries of Harland entered into a Subsidiary Guarantee Agreement dated as of August 23, 2000. Additionally, under the terms of the Credit Agreement, all present and future direct and indirect wholly owned domestic subsidiaries of Harland (including, after the consummation of the Merger, Concentrex and its subsidiaries) must be or become parties to the Subsidiary Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement. To evidence the debt subject to the terms and conditions of the Credit Agreement, Harland issued a Revolving Credit Note in the aggregate principal amount of $225,000,000 and a Swingline Note in the aggregate principal amount of $20,000,000, which were both in favor of SunTrust and dated as of August 23, 2000.

         Under the Credit Agreement, Harland will be entitled to select between the following interest rate options: (i) the base rate or (ii) a rate based on LIBOR. The base rate will be equal to the higher of (i) the rate which SunTrust announces from time to time as its prime lending rate or (ii) the federal funds rate plus one-half of one percent per annum. The initial interest rate was 7.62% per annum.

         Pursuant to the terms of Credit Agreement, Harland has undertaken financial covenants with respect to (i) maintenance of total debt to earnings before interest, taxes, depreciation and amortization ("EBITDA") and fixed charge coverage ratios and (ii) maintenance of minimum net worth. Harland will also comply with customary financial reporting requirements.

         Harland also made affirmative covenants, subject to normal exceptions and qualifications, with respect to (i) maintenance of corporate existence as well as material patents, trademarks, franchises, and other intellectual property rights; (ii) compliance with laws and regulations; (iii) payment of tax obligations and similar claims; (iv) maintenance of proper books and records;
(v) permitting visitation and inspection of properties, examination of books and records as well as discussion with officers and accountants; (vi) maintenance of property and insurance; (vii) use of proceeds and compliance with margin regulations; and (viii) notification of creation or acquisition of new subsidiaries and provision of subsidiary guarantees from new wholly owned domestic subsidiaries.

         In addition, Harland has undertaken negative covenants, subject to normal exceptions and qualifications, with respect to (i) restrictions on incurring or permitting to exist indebtedness; (ii) restrictions on granting or permitting to exist liens and security interests; (iii) restrictions on mergers, consolidations, sale of all or substantially all assets of Harland or any subsidiary or the stock of any subsidiary; (iv) restrictions on engaging in business other than businesses of the type conducted by Harland and its subsidiaries and businesses reasonably related thereto; (v) restrictions on investments and acquisitions; (vi) restrictions on dividends and other distributions related to common stock and on any repurchase, redemption or defeasance of any common stock of Harland or any options, warrants, or other rights to purchase such common stock, to the extent that a default or event of default exists or would be caused thereby; (vii) restrictions on dispositions of assets; (viii) restrictions on affiliate transactions; (ix) restrictions on agreements that prohibit or limit (A) the amount of dividends or loans that may be paid or made to Harland by any of its wholly owned subsidiaries or (B) the ability of Harland or any of its wholly owned subsidiaries to grant any liens on any of its property; (ix) restrictions on sale/leaseback transactions; (x) restrictions on amendments or modifications to Harland's or any guarantor's organizational


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documents; (xi) restrictions on change in fiscal year or significant change in accounting practices; and (xii) restrictions against entering into speculative hedging agreements.

         The proceeds from the Credit Facility have been or will be used to refinance existing debt (including Harland's existing Senior A notes of $85 million and term loan of $15 million), for the acquisition of Concentrex, for future permitted acquisitions and for working capital and general corporate purposes.

         The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement; the Indemnity, Subrogation and Contribution Agreement; the Subsidiary Guarantee Agreement; the Revolving Credit Note; and the Swingline Note; a copy of each is attached and incorporated by reference herein as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

         Certain matters discussed herein may constitute Forward-looking Statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, each as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of Harland and members of its management team as well as the assumptions on which such statements are based. Any such Forward-looking Statements are not guarantees of future performance and Harland's actual results could differ materially from those set forth in such Forward-looking Statements. Factors currently known to management that could cause actual results to differ materially from those set forth in such Forward-looking Statements include risks detailed from time to time in Harland's filings with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. Harland undertakes no obligation to update or revise Forward-looking Statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired

                           To be filed by Amendment to this Current Report on
                  Form 8-K no later than November 6, 2000.


         (b)      Pro Forma Financial Information

                           To be filed by Amendment to this Current Report on
                  Form 8-K no later than November 6, 2000.


         (c)      Exhibits

                  10.1 Revolving Credit Agreement, dated August 23, 2000, among Harland, as borrower, the lenders from time to time party thereto and SunTrust, as Administrative Agent


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                  10.2     Indemnity, Subrogation and Contribution Agreement,
                           dated as of August 23, 2000, among SunTrust, as administrative agent, Harland and certain domestic subsidiaries of Harland

                  10.3 Subsidiary Guarantee Agreement, dated as of August 23, 2000, among SunTrust, as administrative agent, and certain domestic subsidiaries of Harland

                  10.4 Revolving Credit Note, dated as of August 23, 2000, in the aggregate principal amount of $225,000,000 made by Harland in favor of SunTrust

                  10.5 Swingline Note, dated as of August 23, 2000, in the aggregate principal amount of $20,000,000 made by Harland in favor of SunTrust

                  99.1 Offer to Purchase, dated July 21, 2000 (incorporated by reference to Exhibit (a)(1) to the Schedule TO filed by Harland and the Offeror, dated July 21, 2000, as amended)

                  99.2 Press Release, dated August 23, 2000 (incorporated by reference to Exhibit (a)(15) to the Schedule TO filed by Harland and the Offeror, dated July 21, 2000, as amended)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN H. HARLAND COMPANY
                                       (Registrant)



Date: September 7, 2000                  By:   /s/ John C. Walters
                                            -------------------------
                                            Name:  John C. Walters
                                            Title: Vice President


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit Name
-----------       ------------
 10.1             Revolving Credit Agreement, dated August 23, 2000, among
                  Harland, as borrower, the lenders from time to time party
                  thereto and SunTrust, as Administrative Agent

 10.2             Indemnity, Subrogation and Contribution Agreement, dated as of
                  August 23, 2000, among SunTrust, as administrative agent, Harland and certain domestic subsidiaries of Harland

 10.3 Subsidiary Guarantee Agreement, dated as of August 23, 2000, among SunTrust, as administrative agent, and certain domestic subsidiaries of Harland

 10.4 Revolving Credit Note, dated as of August 23, 2000, in the aggregate principal amount of $225,000,000 made by Harland in favor of SunTrust

 10.5 Swingline Note, dated as of August 23, 2000, in the aggregate principal amount of $20,000,000 made by Harland in favor of SunTrust

*99.1 Offer to Purchase, dated July 21, 2000 (incorporated by reference to Exhibit (a)(1) to the Schedule TO filed by Harland and the Offeror, dated July 21, 2000, as amended)

*99.2 Press Release, dated August 23, 2000 (incorporated by reference to Exhibit (a)(15) to the Schedule TO filed by Harland and the Offeror, dated July 21, 2000, as amended)


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* Previously filed.


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